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                                                                EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT



The New York Times Company:

         We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 30, 1998, appearing in the Annual Report on Form 10-K of The New York Times Company for the year ended December 28, 1997.

         We also consent to the reference to us under the heading "Experts" in such Registration Statement.


DELOITTE & TOUCHE LLP



New York, New York
August 21, 1998